UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 20, 2022

Ra Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Las Palmas Drive

Carlsbad, California 92011

(Address of principal executive offices, including zip code)

(760) 804-1648

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	RMED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

Press Release

On October 20, 2022, Ra Medical Systems, Inc (“Ra Medical” or the “Company”). and Catheter Precision, Inc. (“Catheter” or “Catheter Precision”) issued a joint press release announcing the expansion of Catheter Precision’s U.S. customer base for VIVOTM for non-invasive arrythmia location detection before ventricular ablation procedures. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

On September 12, 2022, Ra Medical announced entering into an Agreement and Plan of Merger (the “Merger Agreement”) with privately held Catheter Precision, Inc. (“Catheter”), a medical device and technology company focused in the field of cardiac electrophysiology. Under the terms of the Merger Agreement, Catheter will become a wholly owned subsidiary of Ra Medical in a stock-for-stock reverse merger transaction (the “Merger”). If completed, the Merger will result in a combined publicly traded company that will focus on the cardiac electrophysiology market, one of the most robust and growing areas of medical devices.

The Merger is currently expected to close before the end of 2022, subject to satisfying certain closing conditions, including the receipt of shareholder approval by both companies. The descriptions of the Merger, the proposals to be voted on in connection with the Merger at the Ra Medical Special Meeting of Stockholders, Catheter and the other transactions and matters contemplated thereby that are referenced herein do not purport to be complete and are qualified in their entirety by reference to the Company’s Reports filed with the Securities and Exchange Commission (“SEC”), including the Current Reports on Form 8-K filed on September 12, 2022 and September 2, 2022, the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2022 and any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available on the SEC website, as well as the Company’s preliminary proxy statement relating to the Merger with Catheter Precision that was filed with the SEC on September 23, 2022, as further described below.

This communication relates to the proposed Merger involving Catheter and the Company and may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed Merger between Catheter and the Company, on September 23, 2022, the Company filed a preliminary proxy statement with the SEC and intends to file a definitive proxy statement (the “Definitive Proxy”) to call, give notice of and hold a meeting of its stockholders to vote to approve, among other matters, (a) the Merger, and (b) the issuance of the shares of the Ra Medical Common Stock to be issued pursuant to the terms of the Merger Agreement. This communication is not a substitute for the Definitive Proxy or any other documents that the Company may file with the SEC or send to the Company’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE DEFINITIVE AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS MAY OBTAIN FREE COPIES OF THESE DOCUMENTS (WHEN THEY ARE AVAILABLE) AND OTHER RELATED DOCUMENTS FILED WITH THE SEC AT THE SEC’S WEBSITE AT WWW.SEC.GOV, ON RA MEDICAL’S INVESTOR RELATIONS WEB PAGE AT HTTPS://IR.RAMED.COM/.

Catheter Precision also intends to furnish an information statement and consent solicitation to its stockholders in connection with the proposed Merger as part of the PPM/Joint Information Statement (as defined below). The only matters that the Company is seeking approval for at the Special Meeting of Stockholders are the matters that are set forth in the Definitive Proxy.

The Definitive Proxy and PPM/Joint Information Statement contain or will contain important information about Catheter Precision, the proposed Merger and related matters.  In addition, on September 12, 2022, the Company  filed a Current Report on Form 8-K that included certain audited financial statements of Catheter Precision for the two-year period ended December 31, 2021 (the “Catheter Audited Financial Statements”), the unaudited financial statements of Catheter Precision for the periods ended June 30, 2022 and June 30, 2021 (the “Catheter Precision Unaudited Financial Statements and together with the Catheter Precision Audited Financial Statements, the “Catheter

Precision Financial Statements”), and the unaudited pro forma combined financial information of the combined company as of June 30, 2022 and for the year ended December 31, 2021 and the six months ended June 30, 2022 (the “Pro Forma Financial Information,” and collectively with the Catheter Precision Financial Statements, the “Financial Information”).

Ra Medical intends to mail the Definitive Proxy to Ra Medical stockholders, and Catheter Precision intends to electronically disseminate the PPM/Joint Information Statement. INVESTORS AND SECURITYHOLDERS OF RA MEDICAL AND CATHETER PRECISION ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RA MEDICAL, CATHETER PRECISION AND THE PROPOSED MERGER. THIS COMMUNICATION IS NOT A SUBSTITUTE FOR THE PPM/JOINT INFORMATION STATEMENT, THE DEFINITIVE PROXY, THE CURRENT REPORTS ON FORM 8-K, INCLUDING THE CURRENT REPORT ON FORM 8-K FILED ON SEPTEMBER 12, 2022, THE COMPANY’S QUARTERLY REPORT FOR THE PERIOD ENDED JUNE 30, 2022, OR ANY OTHER DOCUMENTS THAT RA MEDICAL AND/OR CATHETER PRECISION MAY FILE WITH THE SEC OR SEND TO THEIR RESPECTIVE SECURITYHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS. INVESTORS AND SECURITYHOLDERS MAY OBTAIN FREE COPIES OF RA MEDICAL’S DOCUMENTS FILED WITH THE SEC, ONCE AVAILABLE, ON THE RA MEDICAL WEBSITE OR ON THE SEC’S WEBSITE.

The unaudited pro forma combined financial information does not purport to represent the actual results of operations that the Company and Catheter Precision would have achieved had the companies been combined during the periods presented in the unaudited pro forma combined financial statements and is not intended to project the future results of operations that the combined company may achieve after the Merger. The unaudited pro forma combined financial information does not reflect any potential cost savings that may be realized as a result of the Merger and also does not reflect any restructuring or integration-related costs to achieve those potential cost savings.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

The shares of Common Stock being issued in the Merger (the “Securities”) are being offered and sold in transactions exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof. Catheter Precision and Ra Medical intend to distribute a Private Placement Memorandum/Joint Information Statement (the “PPM/Joint Information Statement”) to the stockholders of Catheter Precision, and Catheter Precision stockholders are encouraged to carefully read the PPM/Joint Information Statement, together with Ra Medical’s SEC filings, which will contain important information concerning the transaction.

The Securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Participants in the Solicitation

Catheter, the Company, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 which was filed with the SEC on March 24, 2022, the Company’s definitive proxy statement for its annual meeting of stockholders filed on April 21, 2022, and in subsequent filings made by the Company with the SEC. OTHER INFORMATION REGARDING THE INTERESTS OF SUCH INDIVIDUALS, AS WELL AS INFORMATION REGARDING CATHETER’S DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS WHO MAY BE DEEMED PARTICIPANTS IN THE PROPOSED TRANSACTION, WILL BE SET FORTH IN THE DEFINITIVE PROXY AND OTHER RELEVANT MATERIALS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. YOU MAY OBTAIN FREE COPIES OF THESE DOCUMENTS AS DESCRIBED IN THE PRECEDING PARAGRAPH.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed Merger, future access to capital markets, and the plans and expectations of the combined company regarding Catheter’s products, including its plans, strategies, projected timelines and estimated markets, for and/or related to VIVO and the Amigo and vessel closure devices described above. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, potential delays in consummating the Merger and the ability of the Company to timely and successfully achieve the anticipated benefits of the Merger, including the ability of the combined company to access the capital markets at such times and in such amounts, and on such terms, as needed to meet the Net Cash requirements of the Merger Agreement, execute its future business strategies and maintain its listing on the NYSE American or other national stock exchange, potential application of SEC and/or exchange “shell company” rules, and the ability of the combined company to successfully pursue its product lines in the manner and in the timeframe described here. The Merger Agreement contains certain closing conditions, including a minimum prevailing stock price for Ra Medical and Net Cash amount at closing, which do not constitute representations or covenants of either party, and are subject to waiver by the parties.  If Ra Medical’s stock price drops below certain levels, the amount of merger consideration, if any, received by Catheter stockholders will be adversely impacted. The parties have reserved the right to waive conditions to the closing of the Merger, including the stock price condition, and revise the Merger Agreement. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, Exhibits 99.7 and 99.8 attached the Company’s Preliminary Proxy Statement filed on September 22, 2022, Current Report on Form 8-K filed on September 12, 2022, and any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.  Important business and financial information about Catheter’s business and the related discussion and analysis of financial condition and results of operations of Catheter are described in “Catheter Precision Summary Business Description,” included as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on September 12, 2022, and “Catheter Precision Management’s Discussion and Analysis,” included as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on September 12, 2022.  This information should be read in conjunction with certain audited financial statements of Catheter for the two-year period ended December 31, 2021 (the “Catheter Precision Audited Financial Statements”), the unaudited financial statements of Catheter for the periods ended June 30, 2022 and June 30, 2021 (the “Catheter Precision Unaudited Financial Statements and together with the Catheter Precision Audited Financial Statements, the “Catheter Precision Financial Statements”), and the unaudited pro forma combined financial information of the combined company as of June 30, 2022 and for the year ended December 31, 2021 and the six months ended June 30, 2022 (the “Pro Forma Financial Information,” and collectively with the Catheter Financial Statements, the “Financial Information”), which were filed as Exhibit 99.4, Exhibit 99.5, and Exhibit 99.6 to the Company’s Current Report on Form 8-K filed on September 12, 2022, respectively. Risks and uncertainties related to the Merger, Catheter, and the projections and estimates described above that may cause actual results to differ materially from those expressed or implied in any forward-looking statement are described in “Risk Factors -- Risks Related to the Merger with Catheter Precision and – Risks Related to Our Evaluation of Strategic Alternatives for our Legacy Assets,” and “Risk Factors – Risks Related to the Business of Catheter Precision,” which were filed as Exhibit 99.7 and Exhibit 99.8 to the Company’s Current Report on Form 8-K filed on September 12, 2022, respectively. These documents can be accessed on the Company’s Investor Relations page at https://ir.ramed.com/ by clicking on the link titled “SEC Filings.” The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty, and ongoing volatility in the stock markets and the U.S. economy in general. The extent to which the COVID-19 pandemic impacts the Company’s and Catheter’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume.

The forward-looking statements included in this communication are made only as of the date hereof. The Company and Catheter assume no obligation and do not intend to update these forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Ra Medical Systems, Inc. on October 20, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RA MEDICAL SYSTEMS, INC.

Date: October 20, 2022	By:	/s/ Jonathan Will McGuire
Jonathan Will McGuire Chief Executive Officer (Principal Executive Officer)

Exhibit 99.1

Catheter Precision Expands U.S. Customer Base for VIVO™ for Non-invasive Arrythmia Location Detection Before Ventricular Ablation Procedures

MT. OLIVE, N.J. and CARLSBAD, Calif. (October 20, 2022) – Catheter Precision, Inc. (“Catheter Precision”), a medical device company focused on cardiac electrophysiology, announces receipt of three commercial orders in the past 60 days as usage of the device continues to increase in the U.S. On September 12, 2022 privately held Catheter Precision announced a definitive merger agreement with Ra Medical Systems (NYSE American: RMED), which, if completed, will result in a combined publicly traded company focusing on the cardiac electrophysiology market.

VIVO is a non-invasive 3D imaging system that enables physicians to identify the location of arrhythmias pre-procedure, streamlining workflow and reducing overall procedure time. The VIVO technology received FDA clearance at the end of 2020 with Catheter Precision initiating a limited strategic launch in the U.S. in 2021. To date VIVO has been utilized in more than 780 procedures worldwide. For the nine months ended September 30, 2022 Catheter Precision revenue from VIVO sales was approximately $190,000. Catheter Precision expects orders from two or three additional hospital centers before the end of 2022.  Catheter Precision anticipates 2022 revenue in the range of $230,000 to $270,000.

David Jenkins, Catheter Precision CEO, commented, “Conventional invasive mapping can be both time-consuming and unsuccessful for arrhythmia localization. In clinical studies VIVO has shown an up to 30% reduction in mapping time, which we see as a clear advantage for arrhythmia procedures. We chose to conduct a limited launch with VIVO to ensure our clinical teams were effective in gaining clinical acceptance while building customer demand. Based on our initial success, we believe our strategy is working in the U.S. Even more promising, our current customers continue to order the single use disposable accessory, providing us an additional revenue stream and further validation of VIVO’s clinical acceptance as a valued tool prior to a ventricular ablation. With successful completion of the merger, we look forward to expanding our sales team and ramping our commercial activities in early 2023.”

In addition to FDA clearance, VIVO has been awarded the CE mark. Catheter Precision recently announced that the VIVO technology was featured in multiple presentations at the Society of Cardiac Robotic Navigation Annual Meeting in Budapest, Hungary held in September 2022.

Under the terms of the definitive merger agreement with Ra Medical Systems, Catheter Precision will become a wholly owned subsidiary of Ra Medical Systems in a stock-for-stock reverse merger transaction. The merger is expected to close before the end of 2022, subject to satisfying certain closing conditions, including the receipt of shareholder approval by both companies.

About Catheter Precision

Catheter Precision is an innovative U.S.-based medical device company bringing new solutions to market to improve the treatment of cardiac arrhythmias. It is focused on developing groundbreaking technology for electrophysiology procedures by collaborating with physicians and continuously advancing its products.

VIVO Indications for Use

VIVO is intended for acquisition, analysis, display and storage of cardiac electrophysiological data and maps for analysis by a physician.

VIVO is intended to be used as a pre-procedure planning tool for patients with structurally normal hearts undergoing ablation treatment for idiopathic ventricular arrhythmias.

About Ra Medical Systems

Ra Medical Systems, Inc. is a medical device company that owns intellectual property related to an advanced excimer laser-based platform for use in the treatment of vascular immune-mediated inflammatory diseases. Its excimer laser and single-use catheter system, together referred to as the DABRA Excimer Laser System, is used as a tool in the treatment of peripheral artery disease.

Proposed Merger Agreement

On September 12, 2022, Ra Medical (“Ra Medical” or the “Company”) announced entering into an Agreement and Plan of Merger (the “Merger Agreement”) with privately held Catheter Precision, Inc., a medical device and technology company focused in the field of cardiac electrophysiology. Under the terms of the Merger Agreement, Catheter Precision will become a wholly owned subsidiary of Ra Medical in a stock-for-stock reverse merger transaction (the “Merger”). If completed, the Merger will result in a combined publicly traded company that will focus on the cardiac electrophysiology market, one of the most robust and growing areas of medical devices.

Catheter Precision has three product areas that it intends to pursue. Its lead product, named VIVO™ (an acronym for View Into Ventricular Onset) is an FDA-cleared and CE mark product that utilizes non-invasive inputs to locate the origin of ventricular arrhythmias, and, through its use, the physician can identify patients for invasive catheter ablation, and with those patients, reduce the amount of time in the invasive procedure. Ventricular arrhythmias include ventricular tachyarrhythmias and premature ventricular arrhythmias, diseases that affect millions of patients who are not well treated today. While much past growth in the electrophysiology market has been for atrial fibrillation, Catheter Precision believes that ventricular arrhythmias represent a large growth area moving forward. It also intends to pursue a second generation of Amigo®, a robotic arm previously cleared by the FDA and awarded the CE mark, which serves as a catheter control device that can be remotely controlled outside of the procedure room.  Catheter Precision has demonstrated that patient outcomes could potentially be enhanced by utilization of this device.  Catheter Precision is working toward a third product release in the first half of 2023, which is a vessel closure device that would assist in the closure of the insertion site of the percutaneous catheter or other device used within the body. It is estimated that the worldwide market for this closure assist device is over one million procedures per year.

The Merger is currently expected to close before the end of 2022, subject to satisfying certain closing conditions, including the receipt of shareholder approval by both companies. The descriptions of the Merger, the proposals to be voted on in connection with the Merger at the Ra Medical Special Meeting of Stockholders, Catheter Precision and the other transactions and matters contemplated thereby or referenced herein do not purport to be complete and are qualified in their entirety by reference to Ra Medical’s Current Reports on Form 8-K, including the Current Reports on Form 8-K filed on September 12, 2022 and September 2, 2022, Ra Medical’s Quarterly Report on Form 10-Q for the period ended June 30, 2022 and any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the Securities and Exchange Commission (the “SEC”) from time to time and available on the SEC website, as well as Ra Medical’s website.  On September 23, 2022, Ra Medical filed a preliminary proxy statement relating to the Merger with Catheter Precision with the SEC, as further described below.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

The shares of Common Stock being issued in the Merger (the “Securities”) are being offered and sold in transactions exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof. Catheter Precision and Ra Medical intend to distribute a Private Placement Memorandum/Joint Information Statement (the “PPM/Joint Information Statement”) to the stockholders of Catheter Precision, and Catheter Precision stockholders are encouraged to carefully read the PPM/Joint Information Statement, together with Ra Medical’s concurrent SEC filings, which will contain important information concerning the transaction.

The Securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

On September 23, 2022, Ra Medical filed a preliminary proxy statement (the “Preliminary Proxy”) and intends to file a definitive proxy statement (the “Definitive Proxy”) to call, give notice of and hold a meeting of its stockholders to vote to approve, among other matters, (a) the Merger, and (b) the issuance of the shares of Ra Medical Common Stock to be issued pursuant to the terms of the Merger Agreement. Catheter Precision also intends to furnish an information statement to its stockholders in connection with the proposed Merger as part of the PPM/Joint Information Statement. The only matters that Ra Medical is seeking approval for at the Special Meeting of Stockholders are the matters that are set forth in the Definitive Proxy.

The Definitive Proxy and PPM/Joint Information Statement contain or will contain important information about Catheter Precision, the proposed Merger and related matters.  In addition, on September 12, 2022, Ra Medical filed a Current Report on Form 8-K that included certain audited financial statements of Catheter Precision for the two-year period ended December 31, 2021 (the “Catheter Audited Financial Statements”), the unaudited financial statements of Catheter Precision for the periods ended June 30, 2022 and June 30, 2021 (the “Catheter Precision Unaudited Financial Statements and together with the Catheter Precision Audited Financial Statements, the “Catheter Precision Financial Statements”), and the unaudited pro forma combined financial information of the combined company as of June 30, 2022 and for the year ended December 31, 2021 and the six months ended June 30, 2022 (the “Pro Forma Financial Information,” and collectively with the Catheter Precision Financial Statements, the “Financial Information”).

Ra Medical intends to mail the Definitive Proxy to Ra Medical stockholders, and Catheter Precision intends to electronically disseminate the PPM/Joint Information Statement. INVESTORS AND SECURITYHOLDERS OF RA MEDICAL AND CATHETER PRECISION ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RA MEDICAL, CATHETER PRECISION AND THE PROPOSED MERGER. THIS COMMUNICATION IS NOT A SUBSTITUTE FOR THE

PPM/JOINT INFORMATION STATEMENT, THE DEFINITIVE PROXY, THE CURRENT REPORTS ON FORM 8-K, INCLUDING THE CURRENT REPORT ON FORM 8-K FILED ON SEPTEMBER 12, 2022, RA MEDICAL’s QUARTERLY REPORT FOR THE PERIOD ENDED JUNE 30, 2022, OR ANY OTHER DOCUMENTS THAT RA MEDICAL AND/OR CATHETER PRECISION MAY FILE WITH THE SEC OR SEND TO THEIR RESPECTIVE SECURITYHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS. INVESTORS AND SECURITYHOLDERS MAY OBTAIN FREE COPIES OF RA MEDICAL’S DOCUMENTS FILED WITH THE SEC, ONCE AVAILABLE, ON THE RA MEDICAL WEBSITE OR ON THE SEC’S WEBSITE.

The unaudited pro forma combined financial information does not purport to represent the actual results of operations that Ra Medical and Catheter Precision would have achieved had the companies been combined during the periods presented in the unaudited pro forma combined financial statements and is not intended to project the future results of operations that the combined company may achieve after the Merger. The unaudited pro forma combined financial information does not reflect any potential cost savings that may be realized as a result of the Merger and also does not reflect any restructuring or integration-related costs to achieve those potential cost savings.

Participants in the Solicitation

Ra Medical, Catheter Precision and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ra Medical in connection with the proposed transaction. Information about Ra Medical’s directors and executive officers is set forth in Ra Medical’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 17, 2022, as amended, and in subsequent filings made by Ra Medical with the SEC. Other information regarding the interests of such individuals, as well as information regarding Catheter Precision’s directors and executive officers and other persons who may be deemed participants in the proposed transaction, are set forth in the Preliminary Proxy and will be set forth in the Definitive Proxy and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding anticipated Catheter Precision revenues and sales team expansion, expected timing, completion and effects of the proposed Merger, future access to capital markets, and the plans and expectations of the combined company regarding Catheter Precision’s products, including its plans, strategies, projected timelines and estimated markets, for and/or related to VIVO and the Amigo and vessel closure devices described above. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Ra Medical’s and Catheter Precision’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, potential delays in consummating the Merger and the ability of Ra Medical and Catheter Precision to timely and successfully achieve the anticipated benefits of the Merger, including the ability of the combined company to access the capital markets at such times and in such amounts, and on such terms, as needed to meet the Net Cash requirements of the Merger Agreement, execute its future business strategies and maintain its listing on the NYSE American or other national stock exchange, potential application of SEC and/or exchange “shell company” rules, and the ability of the combined company to successfully pursue its product lines in the manner and in the timeframe described here. The Merger Agreement contains certain closing conditions, including a minimum prevailing stock price for Ra Medical and Net Cash amount at closing, which do not constitute representations or covenants of either party, and are subject to waiver by the parties. If Ra Medical’s stock price drops below certain levels, the amount of merger consideration, if any, received by Catheter stockholders will be adversely impacted. The parties have reserved the right to waive conditions to the closing of the Merger and revise the Merger Agreement. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Ra Medical’s most recent filings with the SEC, including Ra Medical’s Preliminary Proxy Statement filed on September 23, 2022, the Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, the Current Reports on Form 8-K, including the Current Report on Form 8-K filed on September 12, 2022, and any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.  Important business and financial information about Catheter Precision’s business and the related discussion and analysis of financial condition and results of operations of Catheter Precision is set forth in the Current Report on Form 8-K being filed on September 12, 2022and the exhibits thereto and should be read in conjunction with the Catheter Precision Financial Statements and the pro forma financial statements for the combined company that are attached as exhibits thereto. Risks and uncertainties related to the Merger, Catheter Precision, and the projections and estimates described above that may cause actual results to differ materially from those expressed or implied in any forward-looking statement are included “Risk Factors – Risk Related to the Merger with Catheter Precision and – Risks Related to Our Evaluation of Strategic Alternatives for our Legacy Assets,” and “Risk Factors – Risks Related to the Business of Catheter Precision,” which are filed as the exhibits to the Current Report on Form 8-K filed on September 12, 2022. These documents can be accessed on Ra Medical’s Investor Relations page at https://ir.ramed.com/ by clicking on the link titled “SEC Filings.” The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty, and ongoing volatility in the stock markets and the U.S. economy in general. The extent to which the COVID-19 pandemic impacts Ra Medical’s and Catheter Precision’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume.

The forward-looking statements included in this communication are made only as of the date hereof. Ra Medical and Catheter Precision assume no obligation and do not intend to update these forward-looking statements, except as required by law.

Disclaimer

This press release relates to a proposed business combination between Ra Medical and Catheter Precision. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

CONTACTS:

For Catheter Precision

Missiaen Huck

973-691-2000

mhuck@catheterprecision.com

For Ra Medical Systems

LHA Investor Relations

Jody Cain

310-691-7100
jcain@lhai.com

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